Exhibit 10.5

Additional Services Addendum #1

        This Additional Services Addendum #1 (“Addendum #1”) dated as of June 30, 2001 (the “Addendum #1 Effective Date”), is to that certain agreement for Information Technology Services (the “Agreement”) dated April 1, 2001 (the “Agreement Effective Date”) between Electronic Data Systems Corporation and EDS Information Services, L.L.C. (“EDS”), and Franklin Covey Company (“Franklin Covey”). Defined terms utilized herein, to the extent not defined herein, shall have the meaning ascribed to such terms in the Agreement.

RECITALS

        WHEREAS, pursuant to the Section 3.5(a) of the Agreement, Franklin Covey desires to obtain from EDS certain Additional Services as described in this Addendum #1; and

        WHEREAS, EDS desires to undertake the performance of such Additional Services as set forth in this Addendum #1;

        NOW, THEREFORE, in consideration of the promises and mutual agreements of the parties herein expressed, and intending to be legally bound hereby, the parties agree as follows:

1.	The term of this Addendum #1 will commence on the Addendum #1 Effective Date and, unless earlier terminated as provided in the Agreement or this Addendum #1, will expire on the fifteenth (15th) anniversary of the Addendum #1 Effective Date. This Addendum #1 may be extended on one or more occasions by mutual written agreement of the Parties. The provisions of the Agreement will continue to apply to this Addendum #1 notwithstanding the earlier expiration or other termination of the Agreement.

2.	During the term of this Addendum #1, EDS will provide to Franklin Covey the Services described in the attached Exhibit A-1 (Call Center Services Statement of Work) and Exhibit A-2 (Distribution Warehouse Services Statement of Work). In connection with the Services provided by EDS under this Addendum #1, Franklin Covey will provide to EDS the support and resources described in the attached Exhibits A-1 and A-2. EDS will perform the Addendum #1 Services in accordance with the Service Levels described in Exhibits A-1 and A-2.

3.	For the Services provided by EDS under this Addendum #1, Franklin Covey will pay to EDS the amounts specified in the attached Exhibit B, plus any and all Collected Taxes (as defined in Section 9.4 of the Agreement) and other applicable amounts described in Article IX of the Agreement. The charges hereunder will be subject to an annual adjustment according to annual changes in the ECI in accordance with the provisions of Schedule 9.1 to the Agreement.

4.	The Services provided by EDS under this Addendum #1 will be subject to the additional provisions set forth in the attached Exhibit C.

5.	Except as may be contrary to the express terms of this Addendum #1, performance of this Addendum #1 by both parties shall be subject to the terms and conditions of the Agreement.

        IN WITNESS WHEREOF, the parties have executed this Addendum #1 by their authorized representatives as of the date first set forth above.

Electronic Data Systems Corporation	Franklin Covey Co.

name	name

title	title

date	date

EDS Information Services, L.L.C.	Franklin Covey Products Sales, Inc.

name	name

title	title

date	date

Franklin Covey Client Sales, Inc.

name

title

date

Exhibit B
to
Addendum #1

Charges

This Exhibit B contains EDS' fees, charges and rates for the Services being provided pursuant to Exhibit A-1 and Exhibit A-2 to Addendum #1.

I.	Charges Specific to Exhibit A-1.

a)	This Section sets forth the charges which will be applied based on volumes of Associate Hours in the Services provided by EDS for the Customer Care Center (the “CCC Transaction Charges”). The CCC Transaction Charges will take effect beginning month 13 following the Addendum #1 Effective Date; provided that on each anniversary of the Addendum #1 Effective Date, the charges set forth in Table 1 below (expressly excluding Telecommunications and Freight fees, rates and charges) will be increased by the sum of (i) 2% plus (ii) the percentage adjustment, if any, resulting from the application of the adjustment mechanism set forth in Section 1 of Schedule 9.1 to the Agreement (“Annual Adjustment to Charges”). The following sets forth the tiered pricing schedule as it relates to CCC Transaction Charges.

Table 1: CCC Transaction Charges:

                                                    A                         B
            ---------------------------- -------------------------- -------------------------
                                         Month 13 thru Month 38*    Month 39 thru Month 180*
            ---------------------------- -------------------------- -------------------------

            Up to 300,000 Associate      $31.65 per Associate Hour  $31.15 per Associate
            Hours per contract year                                 Hour

            ---------------------------- -------------------------- -------------------------
            Next 50,000 Associate        $31.65 per Associate Hour  $30.15 per Associate
            Hours per contract year                                 Hour

            ---------------------------- -------------------------- -------------------------
            Incremental Associate        $31.65 per Associate Hour  $29.15 per Associate
            Hours over 350,000 per                                  Hour
            contract year
            ---------------------------- -------------------------- -------------------------
* EDS will bill Franklin Covey a minimum of 80% of the estimated 277,280 Associate Hours (Associate Hour is defined as all scheduled work hours for each individual that delivers the services defined in the Franklin Covey Customer Care Center SOW, Section 2.0 EDS General Responsibilities - Services Description Table) per year according to the following schedule:

            --------------------------- ------------------------- ------------------------- -------------------------
                 July - September          October - December         January - March             April - June
            --------------------------- ------------------------- ------------------------- -------------------------
            58,560 Associate Hours      64,107 Associate Hours    53,680 Associate Hours    45,475 Associate Hours
            --------------------------- ------------------------- ------------------------- -------------------------
EDS will reconcile billing quarterly based on the actual volumes experienced. Should volumes fall below the minimum Associate Hours stated above for the quarter indicated, Franklin Covey will be billed for the minimum Associate Hours stated.

b)	Telecommunications Usage Charges: The Telecommunication Usage Section sets forth the method by which all charges for toll free usage services related to the Customer Care Center Services will be applied. EDS will provide a rate chart at the beginning of each year outlining a Telecommunications Usage rate on which EDS will base toll free usage charges to Franklin Covey. If Franklin Covey is able to obtain lower rates for a particular locality, and EDS is able to take advantage of such lower rates, EDS will provide services in that locality at or below said rates. The following rates apply for the first 6 months of the Initial term:

Telecommunication Usage Rate                  $0.055 per minute

c)	The CCC Transaction Charges for the last month of the Initial Term shall continue for each month during which EDS continues to perform Services under Exhibit A-2 while performing termination assistance for Franklin Covey pursuant to Section 11.5 of the Agreement.

II.	Charges Specific to Exhibit A-2.

a)	This Section sets forth the charges, which will be applied, based on volumes of boxes shipped in the Services provided by EDS pursuant to Exhibit A-2 (the “W&D Transaction Charges”). The W&D Transaction Charges will take effect beginning month 13 after the Addendum #1 Effective Date; provided that on each anniversary of the Addendum #1 Effective Date, the charges set forth in Table 1 below (expressly excluding Telecommunication and Freight fees, rates and charges) will be increased by the sum of (i) 2% plus (ii) the percentage adjustment, if any, resulting from the application of the adjustment mechanism set forth in Section 1 of Schedule 9.1 to the Agreement (“Annual Adjustment to Charges”). The following sets forth the tiered pricing schedule as it relates to W&D Transaction Charges:

Table 2: W&D Transaction Charges:

                                                     A                         B                        C
            ---------------------------- -------------------------- ------------------------- -----------------------
                                         Month 13 thru Month 38*    Month 39 thru Month 50**  Month 51 - Month
                                                                                              180***
            ---------------------------- -------------------------- ------------------------- -----------------------

First 2.0M Boxes Shipped     $3.53 per box shipped      $3.49 per box shipped     $3.49 per box shipped
            ---------------------------- -------------------------- ------------------------- -----------------------

            Next 0.3M Boxes Shipped      $3.43 per box shipped      $3.39 per box shipped     $3.39 per box shipped
            ---------------------------- -------------------------- ------------------------- -----------------------

            Incremental Boxes Shipped    $3.33 per box shipped      $3.29 per box shipped     $3.29 per box shipped
            over 2.3M
            ---------------------------- -------------------------- ------------------------- -----------------------
*During months 13 through 38, EDS will bill Franklin Covey a minimum of 2.2 M boxes shipped annually, calculated and paid quarterly based on the quarterly volume table below.

** During months 39 through 50, EDS will bill Franklin Covey a minimum of 2.2M boxes shipped annually, calculated and paid quarterly based on the quarterly volume table below.

*** During months 51 through 180, EDS will bill Franklin Covey a minimum of 1.75M boxes shipped annually, calculated and paid quarterly based on the quarterly volume table below.

EDS has based the 2.2M boxes shipped minimum on the following schedule:

            ---------------------------- ------------------------- ------------------------ -------------------------
                 July - September           October- December          January - March            April - June
            ---------------------------- ------------------------- ------------------------ -------------------------

520,000 boxes shipped        761,000 boxes shipped     495,000 boxes shipped    424,000 boxes shipped
            ---------------------------- ------------------------- ------------------------ -------------------------
EDS has based the 1.75M boxes shipped minimum on the following schedule:

            ---------------------------- ------------------------- ------------------------ -------------------------
            July - September             October - December        January - March          April - June
            ---------------------------- ------------------------- ------------------------ -------------------------

            425,250 boxes shipped        623,000 boxes shipped     404,250 boxes shipped    297,500 boxes shipped
            ---------------------------- ------------------------- ------------------------ -------------------------
EDS will reconcile billing quarterly based on the above volume estimates. Should volumes fall below the stated minimum boxes for a particular quarter, Franklin Covey will be billed for the minimum boxes stated for said quarter.

b)	The Freight Fee Section sets forth the method by which all charges related to freight of boxes shipped will be billed to Franklin Covey. EDS will initially use the EDS applied rates as they relate to next day and second day shipping. These rates are updated on a 3-month cycle and will be forwarded to Franklin Covey, as they are made available to EDS. New rates will become effective on the first day of the month following the date on which Franklin Covey is notified of such new rates. Attachment B-1 and Attachment B-2 identify the current rates related to next day and second day air shipments. For all other shipping modes (i.e. ground, residential, commercial), EDS will use the Franklin Covey negotiated rates. Should EDS obtain more favorable rates than the current Franklin Covey negotiated rates, EDS will apply the more favorable rate to the freight fee applied to the monthly invoice. Should Franklin Covey obtain more favorable rates than the EDS rate schedule, EDS will apply Franklin Covey’s contracted rates.

c)	The Transaction Charges for the last month of the Initial Term shall continue for each month during which EDS continues to perform Services under Exhibit A-2 while performing termination assistance for Franklin Covey pursuant to Section 11.5 of the Agreement

III.	Charges, which apply to both Customer Care Center and Warehouse & Distribution Services:

a)	One Time License Fee Section. The One Time License Fee Section sets forth the payment schedule of the $4,500,000.00 license fee for the use of EDS’ integrated Order Management and Warehouse Management System, including the Retek and McHugh systems, as implemented. Franklin Covey will pay EDS the One Time License Fee as follows:

                    ----------------------------------------------- ----------------------
                    Month 3 following the Addendum #1 Effective     $1,500,000
                    Date
                    ----------------------------------------------- ----------------------
                    Month 6 following the Addendum #1 Effective     $1,500,000
                    Date
                    ----------------------------------------------- ----------------------
                    Upon acceptance and  implementation of the      $1,500,000
                    OMS/WMS, scheduled for March 23, 2002
                    ----------------------------------------------- ----------------------

b)	First Year Fixed Monthly Charges Section. The First Year Fixed Monthly Charges Section sets forth the monthly charges to be paid by Franklin Covey to EDS for the Services applicable to the first twelve months of this Addendum #1 to the Agreement. Listed below is the payment schedule for said twelve-month period:

            ------------------------------ ---------------------------------------
                        Month                         Minimum Payment
            ------------------------------ ---------------------------------------
            July 2001                      $1,416,057
            ------------------------------ ---------------------------------------

            August 2001                    $1,490,210
            ------------------------------ ---------------------------------------

            September 2001                 $1,541,241
            ------------------------------ ---------------------------------------

            October 2001                   $1,793,741
            ------------------------------ ---------------------------------------

            November 2001                  $1,454,067
            ------------------------------ ---------------------------------------

            December 2001                  $1,655,367
            ------------------------------ ---------------------------------------

            January 2002                   $1,470,967
            ------------------------------ ---------------------------------------

            February 2002                  $1,226,667
            ------------------------------ ---------------------------------------

            March 2002                     $1,281,467
            ------------------------------ ---------------------------------------

            April 2002                     $1,126,167
            ------------------------------ ---------------------------------------

            May 2002                       $1,153,967
            ------------------------------ ---------------------------------------

            June 2002                      $1,396,167
            ------------------------------ ---------------------------------------
These payments exclude telecommunications charges and freight charges. Telecommunications charges and freight charges will be applied based on the rates identified in Section I Exhibit A-1 and Section I Exhibit A-2.

The above charges are based on an estimated volume of 277,280 Associate Hours and 2.0M boxes shipped.

EDS will reconcile billing after the first 12 months. Should volumes exceed 110% of volumes identified above, EDS will bill the additional volumes based on the transaction charges outlined in Exhibit B, Section I, Table 1, Column A and Exhibit B, Section II , Table 2, Column A.

Exhibit C
to
Addendum #1

Additional Provisions

1.	Procedures Manual. EDS shall complete and deliver to Franklin Covey an additional Procedures Manual covering the activities to be provided hereunder as described in Exhibit A1 and A2 and this paragraph. Within 60 days of the Addendum #1 Effective Date, EDS will produce an Interim Operations Plan, which plan will be updated within 4 months after completion of implementation of the Order Management System / Warehouse Management System (“OMS/WMS”).

2.	Transition of Employees. EDS will extend offers of at-will employment to each Franklin Covey employee listed in Attachment 1 to this Exhibit C (each, an “Addendum #1 Employee Offeree”) in accordance with EDS’ normal employment policies, subject to the allowances and provisions set forth in Article II of the Agreement, at a base salary at least equal to the base salary such employee received from Franklin Covey immediately prior to the Addendum #1 Effective Date. Each Addendum #1 Employee Offeree who accepts EDS’ offer of employment pursuant to EDS’ normal employment policies, this provision, and Article II of the Agreement will become an EDS employee (each, an “Addendum #1 Transitioned Employee”) as of July 1, 2001 (the “Addendum #1 Employment Date”) and will be eligible to participate in all employee benefit plans or employment policies and programs available to similarly situated EDS employees. For purposes of this Addendum #1, (i) the reference to the Addendum #1 Employment Date shall be the date set forth in this paragraph 2, and not the date set forth in Section 2.1 of the Agreement; (ii) the reference to Schedule 11.4 in Section 2.1(e) of the Agreement shall be deemed to be to the transition plans set forth in Exhibits A-1 and A-2 to this Addendum #1.

3.	Use of Subsidiaries and Subcontractors.. Due to the cyclical nature of the Addendum #1 Services, the second sentence of Section 2.4 of the Agreement shall not apply to subcontracts for non-managerial resources used to perform the Addendum #1 Services.

4.	Shared Cost Savings. Franklin Covey agrees that, with respect to changes proposed by EDS which were originated outside of the Franklin Covey account, EDS will have the right to bear the entire cost of the applicable change or new service, and thereby be entitled to all of the savings associated therewith.

5.	Cost and Quality Benchmarking. The parties agree that the circumstances described in Section 9.6 of the Agreement for determining comparability of offerings will include, without limitation, the geographic location where such Services are being performed, and the specific service levels at which the comparable services are being performed.

6.	Termination for Convenience. Franklin Covey shall not have the right to terminate this Addendum #1 for convenience without EDS' written consent, which consent may be withheld in EDS' reasonable discretion.

7.	License to OMS/WMS Software. In connection with the completion of implementation of EDS’ OMS/WMS software, EDS will grant to Franklin Covey a non-exclusive, non-transferable, non-refundable license to use and access the OMS/WMS software to the extent reasonably necessary to receive Services under this Addendum #1 during the term of this Addendum #1. For such license, Franklin Covey shall pay EDS the license fee as set forth in Exhibit B to Addendum #1. Franklin Covey shall have no continuing rights to the OMS/WMS software following the termination or expiration of this Agreement or any extension hereof and the completion of any Termination Transition services being performed pursuant to Section 11.5 of the Agreement.

8.	Termination for Significant Business Change. Subject to the other provisions of this Agreement, and in the event that Franklin Covey encounters a significant change in its business such that Franklin Covey no longer requires the delivery of Services under Exhibit A-1, Call Center Services SOW (a “Significant Call Center Business Change”), Franklin Covey may terminate the Call Center Services at any time upon at least 6 months prior written notice to EDS, provided however, that if Franklin Covey terminates this Agreement, Franklin Covey shall pay EDS, as EDS’ sole remedy for termination, upon providing such notice, the applicable termination fees set forth in Table 1 below. In the event that Franklin Covey encounters a significant change in its business such that Franklin Covey no longer requires the delivery of Services under Exhibit A-2, Distribution Warehouse SOW (a “Significant Warehouse Business Change”), EDS and Franklin Covey agree to negotiate in good faith an alternate services agreement, for alternate services sufficient to replace the minimum spend levels of this Addendum #1. In the event that EDS and Franklin Covey are unable to negotiate an alternate services agreement as described above, EDS and Franklin Covey agree to negotiate a termination fee that covers EDS unamortized costs and shutdown expenses related to this Addendum #1 and takes into account, among other factors, EDS’ lost profits, and remaining lease and sublease expenses for the Salt Lake City distribution facility.

Table 1: Call Center Termination Fees

-------------------------------- -----------------------------------------------------
 Calendar Year of Termination                      Termination Fees
-------------------------------- -----------------------------------------------------

             2002                    150% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2003                    133% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2004                    117% of Minimum Annual Fee for CCC Services

-------------------------------- -----------------------------------------------------
             2005                    100% of Minimum Annual Fee for CCC Services

-------------------------------- -----------------------------------------------------

             2006                     75% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2007                     75% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2008                     75% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2009                     50% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2010                     50% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2011                     33% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2012                     25% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2013                     20% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2014                     15% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2015                    8.5% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------

             2016                     5% of Minimum Annual Fee for CCC Services
-------------------------------- -----------------------------------------------------
9.	Intent to Award Additional Scope to EDS. Franklin Covey hereby represents that to the extent EDS provides Franklin Covey, within 18 months of the Addendum #1 Effective Date, a compelling business case such that Franklin Covey would receive substantial cost savings and other significant benefits through consolidation and outsourcing to EDS of all of its out-of-scope call centers and fulfillment distribution (Chandler/Government, Bellingham/Education, O.S.G., Public Programs, and Technical Support), it is Franklin Covey's intent to award the said out of scope call center support to EDS.

10.	Oracle 11i Upgrade. EDS agrees to provide Franklin Covey by August 3, 2001 ("the Deadline"), a proposal to upgrade Franklin Covey's current financial and human resources systems to Oracle 11i (including, but not limited to, the Accounts Receivable module and considering the time frames necessary to implement the WMS/OMS system) (the "Oracle Proposal"). If EDS fails to provide the Oracle Proposal by the Deadline, and implementation of the WMS/OMS system is delayed thereby, and not as a result of any act or omission of Franklin Covey, then, subject to Section 12.2 of the Agreement, EDS shall be liable for damages related to any delay in implementation of the WMS/OMS system.

Further, in creating the Oracle Proposal, EDS will perform a "Needs Assessment" related to the upgrade between the Franklin Covey legacy systems and Oracle 11i. If Franklin Covey does not accept the Oracle Proposal, then EDS shall bill Franklin Covey for the Needs Assessment in an amount not to exceed $60,000.00.

11.	Liability - General Limitation. Section 12.2(a) of the Agreement shall not apply to this Addendum #1. Section 11.a describes the general limitation of liability with respect to the Services being provided pursuant to the Call Center Services Statement of Work, and Section 11.b below describes the general limitation of liability with respect to the Services being provided pursuant to the Distribution Warehouse Services Statement of Work.

a.	Call Center Services Statement of Work. The liability of each Party to the other for all damages arising out of or related to the services provided by EDS under this Addendum #1 Exhibit A-1 (Call Center Services Statement of Work), regardless of the form of action that imposes liability, whether in contract, equity, negligence, intended conduct, tort or otherwise, will be limited to and will not exceed, in the aggregate for all claims, actions and causes of action of every kind and nature, the sum of $10,000,000.00.

b.	Distribution Warehouse Services Statement of Work. The liability of each Party to the other for all damages arising out of or related to the services provided by EDS under this Addendum #1 Exhibit A-2 (Distribution Warehouse Statement of Work), regardless of the form of action that imposes liability, whether in contract, equity, negligence, intended conduct, tort or otherwise, will be limited to and will not exceed, in the aggregate for all claims, actions and causes of action of every kind and nature, the sum of $10,000,000.00.